UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2023

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Warrants, to acquire one-half of one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2023 (the “Effective Date”) , Clene Inc. and its wholly owned subsidiary, Clene Nanomedicine, Inc. (together with Clene Inc. and its other subsidiaries, the “Company”), entered into the Second Amendment to Supplement to Loan and Security Agreement (the “Second Amendment”) by and among Avenue Venture Opportunities Fund, L.P. (“Avenue”) and the Company. The Company originally entered into the Loan and Security Agreement (the “Loan”) with Avenue on May 21, 2021.

Pursuant to the Second Amendment, the interest-only period of the Loan may be extended (i) through June 30, 2024, subject to the Company’s receipt of at least thirty-five million dollars ($35,000,000) in June 2023 from the sale and issuance of the Company’s equity securities on or immediately prior to the Second Amendment Effective Date (“Equity Milestone 1”); and (ii) through December 31, 2024, subject to (x) the Company’s receipt of net proceeds of at least forty million dollars ($40,000,000), in addition to Equity Milestone 1, from the sale and issuance of the Company’s equity securities on or before June 30, 2024 (“Equity Milestone 2”) and (y) receipt by Avenue of reasonably satisfactory evidence that the U.S. Food and Drug Administration has accepted a New Drug Application filing for the treatment of amyotrophic lateral sclerosis by the Company (the “ALS NDA Milestone”). The Company expects that its equity offering which commenced on June 16, 2023 and closed on June 21, 2023 will satisfy the requirements of Equity Milestone 1. Additionally, the maturity date of the Loan may be extended from December 1, 2024 to December 1, 2025 so long as no event of default, as provided in the Loan, has occurred and is continuing and the Company has achieved (i) Equity Milestone 2 and (ii) the ALS NDA Milestone.

Pursuant to the Loan, on May 21, 2021 the Company issued a warrant to purchase 115,851 shares of Clene Inc. common stock, par value $0.0001 per share (“Common Stock”) to Avenue (the “Original Warrant”). Upon effectiveness of the Second Amendment, the Original Warrant was cancelled and terminated, and a warrant to purchase 3,000,000 shares of Common Stock was issued in replacement of the Original Warrant (the “New Warrant”). The New Warrant expires on June 30, 2028 (the “Expiration Date”) and has an exercise price of $0.80 per share. Avenue may exercise the New Warrant at any time, or from time to time up to and including the Expiration Date, by making a cash payment equal to the exercise price multiplied by the number of shares. Avenue may also exercise the New Warrant on a net or “cashless” basis by receiving a net number of shares calculated pursuant to the formula set forth in the New Warrant. The New Warrant is subject to anti-dilution adjustments for stock dividends, stock splits, reverse stock splits, and other similar transactions.

The other material terms of the Loan Agreement remain effective as described in the Company’s Current Report on Form 8-K filed on May 24, 2021, Current Report on Form 8-K filed on September 29, 2021, and Quarterly Report on Form 10-Q filed on August 15, 2022. The foregoing descriptions of the Second Amendment and the New Warrant do not purport to be complete and are qualified in their entirety by reference to the text of the Second Amendment and the New Warrant, which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The New Warrant and any shares of Common Stock issuable upon exercise of the New Warrant, if applicable, will be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”), as amended, pursuant to Section (4)(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering, in which the investors are accredited investors and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Such securities may not be offered or sold in the United States absent registration or an exemption under the Securities Act and any applicable state securities laws.

Item 7.01 Regulation FD Disclosure.

On June 30, 2023, the Company released an updated corporate presentation (the “Corporate Presentation”) on its website, invest.clene.com. A copy of the Corporate Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company plans to use its website to disseminate future updates to the Corporate Presentation and may not file or furnish a Current Report on Form 8-K alerting investors if the Corporate Presentation is updated.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act regardless of any general incorporation language in any such filings, except as shall be expressly set forth by specific reference in such a filing.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Avenue Venture Opportunities Fund, L.P. Warrant to Purchase Shares of Common Stock.
10.1*	Second Amendment to Supplement to Loan and Security Agreement, dated June 27, 2023, by and among Avenue Venture Opportunities Fund, L.P., Clene Inc., and Clene Nanomedicine, Inc.
99.1	Corporate Presentation.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*
Schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. We agree to furnish supplementally a copy of such omitted materials to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: June 30, 2023	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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